C-COR
"The One Solution for Network Integrity"

Presents:
Navigating Global Opportunities
Analyst Day 2002

Some of the information contained in this presentation constitutes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent the Company's judgment regarding future events. Although the Company believes it has a reasonable basis for these forward-looking statements, the Company cannot guarantee their accuracy and actual results may differ materially from those the Company anticipated due to a number of uncertainties, many of which the Company is not aware. Factors which could cause actual results to differ from expectations include, among others, capital spending patterns of the communications industry, the demand for network integrity, the trend toward more fiber in the network, the Company's ability to develop new and enhanced products, the Company's ability to provide complete network solutions, continued industry consolidation, the development of competing technologies, the global demand for the Company's products and services, the Company's ability to successfully implement three new business divisions, integrate acquisitions, and achieve its strategic objectives. For additional information concerning these and other important factors which may cause the Company's actual results to differ materially from expectations and underlying assumptions, please refer to the reports filed by the Company with the Securities and Exchange Commission

Overview of Today

- Provide a solid understanding of C-COR's
  - Plans
  - People
  - Products
- Includes a tour and demos
- Establishes a foundation for evaluation

C-COR Analyst Day

08:00-09:00	Continental Breakfast
09:00-09:45	Welcome
	Corporate Overview
	Financial Summary
09:45-10:30	Phase I Breakouts
10:45-11:30	Phase II Breakouts
11:45-12:30	Phase III Breakouts
12:30-13:00	LUNCH
13:00-14:30	Tour
14:30-15:00	Wrap-Up/Questions

C-COR Vision

A world-class, growth-oriented leader in providing quality, global market-focused products, services and operations management solutions which enable cost-effective, interactive information services over broadband communications networks.

Corporate Overview

- Corporate Overview
- Approximately 1500 employees
- Traded on Nasdaq, Symbol CCBL
- Home page at www.c-cor.net


C-COR.net



Corporate Overview

- Global HQ: State College, PA
- Three Divisional Headquarters



Meriden, CT



Products

Denver, CO



Services

Pleasanton, CA



OSS Solutions

Key Global Facilities


Manlius


Almere


State College


Klagenfurt


Tijuana


Canada
Manlius, NY
State College, PA
Meriden, CT
Eltepe, Sweden
London, UK
Almere, The Netherlands
Denver, CO
Madrid, Spain
Moscow, Russia
Seoul, Korea
Germany
Pleasanton, CA
Lisbon, Portugal
Klagenfurt, Austria
Tokyo, Japan
Tijuana, Mexico
Miami, FL
Hong Kong
Singapore
Brazil
Latin America
Argentina
Melbourne, Australia & New Zealand

C-COR Four Step Plan

1. Extend Product Line

"The One Solution for Network Integrity"

2. Integrate Network Applications

3. Offer Operations Management Solutions

4. Provide Quality Services

Lifecycle Phases


Planning
Deployment
Roll Out
Operations
ISPs
Headend
CMTS
VOD
Basic Video
Telephony
Data
Video
Voice
Hub
Node
Amps
870 MHz
Two-way
Set-Top
Cable
Modem
Phone

Changing Revenue Mix


5%
8%
87%
98
15%
43%
42%
02
Optics
RF
Services

Dedicated to this Industry
A Integrated Company

Broadband Communications Products	Broadband Network Services	Broadband Management Solutions
Philips Broadband Networks	*Valley Cable*	*MobileForce Technologies*
ADC	*Aerotec*	*Convergence*
SVCI	*ACSI*	
Legacy C-COR Products	*Worldbridge*	*Legacy C-COR OSS Solutions*
	Legacy C-COR Services	

C-COR Top Level Organization


David Woodle
Chairman
&
CEO
Bill Hanelly
Chief Financial Officer
David Eng
Corporate Vice President
Americas Business
Gerhard Nederlof
Corporate Vice President
Europacific Business
Mary Beahm
Corporate Vice President
Human Resources
Ken Wright
Chief Technology Officer
John Caezza
Division President
Broadband Communications Products
Doug Engerman
Division President
Broadband Management Solutions
Paul Janson
Division President
Broadband Network Services

Global Customers

AT&T
EWB
COMCAST CORPORATION
ROGERS
ntl:
COX COMMUNICATIONS
Charter COMMUNICATIONS
ERICSSON
ここは、タイタス・シティ。
eKabel
AOL Time Warner
COMCOR
UPC Telekabel
CABLEVISION
Adelphia
auna Operadores de telecomunicaciones s.a.
UNITEDGLOBALCOM
telenor
BLUE RIDGE COMMUNICATIONS
Telstra
Kabelfernsehen Bôdeli
BEZEQ
maláv·k·á·b·e·l·TV
C-COR.net

Corporate Summary

FY02 – Year of Challenges & Results

- Completed integration of ADC Business
- Cable MSO financial impacts
- Completed ISM software baselines
- Completed Acquisition of Philips Broadband business
- Continued Global Economic weakness

Corporate Governance Principles

- Executives will certify financials
- Independent Board of Directors
- Governance Committee formed in 2000
- Audit Committee – independent, led by "financial expert"
- Acceptable auditor services
- Transparency; frequent communications

Going Forward

- Cash flow positive operations
- Maintain Strategic Plan
  - Increase in international business
  - ISM Solutions sales
  - New product generation
- Continue to be reactive and proactive

In Conclusion

- Strategic Plan remains our guide
- 50 Year proven track record
- Strong Customer Relationships
- Positioned and ready to address the Future

Financial Overview

Major Events of Past Year

- Completed integration of ADC Acquisition
- Follow-on stock offering raised $52M
- Acquisition of Phillips Broadband Networks
- Adelphia bankruptcy

C-COR Positioning for Coming Year

- Critical mass in down market
- Increased international sales
- Reduced customer concentration
- BMS return on investment

C-COR.net

Operating Targets

- Gross margins of 29% to 31%
- Quarterly operating expenses of $20 to $22 million
- Quarterly depreciation and amortization of about $4 million

Financial Reporting

- 10K for FY 2002 shows financial results for three business segments
  - Broadband Communications Products
  - Broadband Network Services
  - Broadband Management Solutions
- Key financial data provided
  - Net sales
  - Gross margins
  - Backlog
  - Operating income (10Q)
- Unallocated items
  - Corporate S, G & A
  - Restructuring charges

C-COR.net

Broadband Network Services

November 8, 2002

Paul E. Janson

BNS Operating Structure

- The current BNS structure came about as a result of the combination of acquisitions and existing services components already within C-COR.
  - ACSI (12/99), Worldbridge Broadband Services (2/00), Valley Communications (7/01) & Aerotec (7/01).
- BNS operates under four separate yet complementary business units, currently employing approximately 400 skilled technicians.
  - **Network Engineering & Design Services**
  - **Network Integration Services**
  - **Outside Plant Services**
  - **Outsourced Operational Services**

BNS Organization

Outside Plant Business Unit is divided into 3 Regions:

East
South
West

Paul Janson
President/CEO

- **Catherine Sheridan** — Divisional Controller
- **Scott Ishler** — VP, Operations, Outside Plant - East
- **Robert Sullins** — VP, Operations, Outside Plant - South
- **Eric Johnson** — VP, Operations, Outside Plant - West
- **Amy Crawford** — Corporate Operations Manager
- **Larry Warren** — CTO
- **Chirag Trivedi** — VP, Operations, Network Integration
- **James Romese** — VP, Operations, Recurring Services
- **Ric Roberts** — VP, Operations, Network Engineering / Design

Network Engineering & Design Skill Sets

- *Walk-Out*
- *Strand Digitizing (AutoCAD & MicroStation)*
- *RF Design (Lode, Focus (95, 98, 01 – Intelligent Strand)*
- *Electronics Network Drafting*
- *Design QC, Fiber Design*
- *Fiber Drafting & Documentation*
- *System Data Archiving*
- *Design and Map Conversion*
- *Project Management*
- *Headend Design and Documentation*
- *Make Ready Survey and Permit Drafting*
- *Attachment Permitting*
- *Node and P.S. Locates*
- *MDU Walk-Out*
- *Locate Fiber Tie-Ins*
- *Wind and Ice Loading*
- *Utility Walk-Out*

Opportunities – Network Design Engineering

- Client Requirements: Currently there exists approximately 1.5 million CATV plant miles in the North American cable universe. The sheer number of design changes,digitizing, new build is huge. Factor in the remaining rebuilds, O/B's and the telephony market and the opportunity is significant. In addition we believe MSO's will look to outsource all of the above as rebuilds continue to decline and margin pressure continues to grow.
- Move existing skill sets into telephony and utility power design.
- Convince MSO's to continue the trend of outsourcing the network design & engineering maintenance cap-x portion of their annual budgets. AM's regional contract ($12M).


PLANNING
ENGINEERING
Worldbridge
broadband services
NETWORK INTEGRATION
TURNKEY SOLUTIONS
OPERATIONS
IMPLEMENTATION

Planning

Assessing Technical Requirements & Solutions

- Business & Network Consulting
- Product Development & Deployment Planning
- Network Applications Audit & Assessment
- Network Optimization
- Independent Technology Evaluation
- Network Security Audit & Assessment
- Co-location Transport Strategy & Planning
- Capacity Audit and Modeling

Engineering

Integrating New Technology & Solutions

- Network Design
  - TDM & Wavelength Networks
  - HFC & Digital Video Networks
  - Ethernet & IP Networks
  - Hosting & ASP Solutions
  - Enterprise LAN/WAN/MAN/SAN Solutions
  - Wireless Cellular & WiFi Networks
- Network Infrastructure Design (Headends/COs)
- Operations Architecture Design
- Backbone & Backhaul Network Design

Implementation

Rapid Deployment of Solutions

- Procurement
- Staging & Testing
- Project Management
- Installation
- Integration & Testing
- Upgrades
- Network Security Implementation
- QA & QC Inspections

Operations

Solutions to Optimize Network Performance

- Network Operations Consulting & Optimization
- Network Auditing & Databasing
- Staff Augmentation (Long & Short Term)
- Network Field Maintenance
- Outsourced NOC & TAC Operations
- Outsourced Provisioning Operations
- Crisis Management Deployment
- SLA Management

NAVIGATING GLOBAL OPPORTUNITIES

LEVERAGE

Partnerships:

- Ciena/ONI
- Nortel
- Cisco
- IBM
- EDS
- Lucent
- Corning
- EchoStar
- Engineering Firms
- ADC
- Real Estate
- Minority Firms
- S/A

INTEGRATION GROWTH

Telecom Services:

- ILECs
  - SBC
  - BellSouth
  - Verizon
  - Qwest
- IXCs
  - Qwest
  - Level 3
  - Sprint
- CLECs
  - XO
  - ICG
- DLECs
  - Qwest
  - CoVad
- RLECs
  - Altel
  - CenturyTel
- Wireless
  - Cellular
  - WiFi
- Services
  - Planning, EF&I
  - Ops

Enterprise Services:

- MDU
  - Condos/Apt
  - Property Developers
- Campus
  - University
  - Private/Public Corp
- Hospitality
  - Hotels
  - Convention Centers
- Financial Sector
  - Brokerages
  - Banking
  - Trade Floors
- New Construction
  - Inside Plant
  - LAN/WAN
  - Architects & GC
- Upgrades & MACs
  - Renovations
  - Relocates & Setup

Government Services:

- Airports
  - FAA
  - City
- DOD
  - Bases
  - Offices
- Federal
  - Facilities
  - VA, etc.
- State
  - DOT
  - Education
- Municipal
  - Maintenance
  - Planning

FOUNDATION

Traditional Services:

- Cable Industry EF & I Services
  - Headends
  - OTN & PODS
  - Stat Monitoring
  - Design
  - Planning
  - Outsourcing
  - OSP

Market Trends / NI Positioning

- **Last Mile**
  - With the abundance of bandwidth in the backbone networks providers are concentrating on developing and deploying cost effective last miles networks. Carriers need to fill their backbones. The majority of the reduced Capex is being spent on maintaining and expanding last miles customer access. As the economy improves, enterprise customers will enhance broadband requirements and residential customers will realize the need for faster access and bundled services savings.
  - **BNS Position**
    - National Real Estate developers (MDU/PUD) => Enterprise & Residential Space.
    - Metro Access Technologies (Metro Ethernet, Cable Telephony, TDM/Wave, GigE).
    - MSO's, CLEC, RLEC & ILEC partnerships.
    - Competitive Access.

Market Trends & BNS Positioning

- **Long Distance Entry**
  - With the introduction of the Telecom Act of 1996 RBOC's are either providing LD service or have filed to gain entry into the LD market in various states. As their restrictions are removed they will need to spend large amounts of Capex dollars dedicated to the creation of on/off ramps between networks for provisioning of LD service within their local service territories.
  - **BNS Position**
    - Backhaul networks.
    - Interconnect network design.
    - CO services

Market Trends & BNS Positioning

Long Distance Entry: Current State of the Nation


Qwest
Verizon
SBC
SBC
BellSouth
(SBC/ VZ)
WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
MN
IA
WI
MI
IL
IN
OH
KS
Approved-1Q01
MO
App'vd - 4Q01
OK
Approved-1Q01
AR
App'vd - 4Q01
TX
Approved- 2Q00
11.9%
7.0%
LA
KY
TN
MS
AL
GA
App - 2Q02
3Q02
3Q02
3.0%
NC
Approved- 3Q02
SC
Approved- 3Q02
FL
6.2%
WV
VA
MD
DE
NJ
App'vd (VZ) - 3Q01
PA
App'vd - 3Q01
4.2%
NY
7.5%
VT
NH
ME
MA
CT
RI
2.6%
App'vd - 2Q01 (Mass)
App'vd - 1Q02 (RI)
Expected filing:
Approved
Filed
2002E
2003E+

* % shown reflects percent of total US telecommunications revenue accrued in each state

Source: Company data, Morgan Stanley Research

Market Trends & BNS Positioning

- **Competitive Access & Service Bundling.**
  - As cable carriers start to compete in the telephony market, both ILECs and MSO's are starting to bundle services to retain (ILEC) and grow (MSO) market share of the various service platforms. Carriers are looking at VDSL for video and MSO's are looking at the emergence of VoIP to aid in allowing them to provide cable telephony. The bundling of voice/video/data and even wireless will continue to be the driving factor for customer retention marketing and growth. In the long term MSO will be a significant threat to RBOC's as VoIP technology matures and becomes cost effective.
  - Cox & AT&T have demonstrated that there are inherent operating synergies in offering circuit-switched voice along with video and high-speed data. Cox estimates that 90% of Cox's circuit switched telephony customers subscribe to a two-product bundle, 40% subscribe to a three-product bundle and churn has been reduced to 50% in homes subscribing to telephony/data/video.
  - BNS Position.
    - **Turnkey services in Voice/Video/Data/Wireless.**
    - **VoIP, VDSL technical expertise.**

Market Trends & BNS Positioning


Quarterly Net DSL Adds by Carrier
Subs at 4Q00
1Q01 Adds
2Q01 Adds
3Q01 Adds
4Q01 Adds
1Q02 Adds
2Q02 Adds
Broadwing
69
Qwest
485
BellSouth
803
Verizon
1,500
SBC
1,729
DSL market
2,429
485
420
48
542
521
450
5,335
Cable modems
4,000
779
721
785
1,097
893
884
9,159
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000

Source: Company reports and Morgan Stanley Research. Number shown at right represents total subscribers as of 2Q02. Cable figures are estimates, as some service providers had not yet reported 2Q02 results at the time of publication.

Market Trends / NI Positioning

- **Competitive Access & Service Bundling**
  - The profitable RLECS are the ones expanding and spending capital. The strategic goal of the RLEC's is the continued creation of full services (DSL) to rural areas and tier 2 cities.
  - ➢ BNS Position
    - Outsource Services
      - Engineering
      - Installation & Turn Up
      - NOC services
      - Operations and Maintenance
- **National Security**
  - Post 9/11 all sectors of the federal, state and local governments have taken a strong assessment of their technical infrastructure. Many have come to realize that upgrades or new secure and redundant systems are necessary.
  - ➢ BNS Position
    - Airport networks.
    - DOT – ITS system design.
    - Military base system upgrades.

Outside Plant Skill Sets

- *Node Cert/Optimization/POP*
- *Ingress mitigation*
- *Forward/Reverse Sweep*
- *Project Management*
- *Project Quality Assurance*
- *Broadband Technicians*
- *Headend Testing*
- *System Preventative & Demand Maintenance*
- *Noise Power Ratio Testing*
- *MDU Services*
- *Plant Hardening*
- *BER/MER Testing*
- *Digital Troubleshooting*
- *QC Program management*
- *Construction – Aerial and Underground*
- *Directional Boring*
- *New Plant Extensions*
- *Transfers and Relocations*
- *Coaxial / Fiber Splicing*
- *Forward and Return Activation*
- *MDU Pre / Post Wire*
- *Wreck-out, Replacement*
- *Asphalt Trench and Restoration*
- *Construction Maintenance*
- *Fiber Restoration*
- *Last Mile Builds (CLEC)*
- *Set Top & Modem Installation*
- *Joint Trench – Dry Services*
- *Permitting / Traffic Control Plans*

Proactive Network Maintenance Program Questions and Assumptions

- Why Outsource?
  - Volume of work
  - Skilled labor
  - Focus on customer interaction
  - Positive P&L Impact
- Why Worldbridge?
  - National presence
  - Skilled flexible workforce
  - C-COR foundation
  - Experience (MediaCom/Triax, Adelphia)
- The Process & Guarantee

Why Outsource?

Expense side savings:

Recruiting and Hiring

- Holidays / vacation / sick time
- 401k Contributions
- Payroll Administration
- Life Insurance
- Medical and Health Insurance
- Unemployment Workers Compensation
- Vehicles capital / expense
- Equipment depreciation / amortization
- Tools / Test Equipment
- Technical Training
- Unemployment labor issues
- Employee Opportunity costs
- Management
- Burden and Overhead

Outsourcing Benefits

By outsourcing to Worldbridge you eliminate many of the costs associated with having direct employees. In addition, you benefit from the wealth of experience and expertise of the collective labor force of more than 400 technicians and engineers at Worldbridge.

Cost and Efficiency Analysis

What Will It Buy Me?

- Bring service call lead times in line with existing company standards.
- Improve customer satisfaction.
- Reduce and stabilize maintenance cost per subscriber.
- System technicians with more valuable skill sets and improved efficiency.
- Free up local system technicians to perform the more complicated retention orientated customer contact calls.

Cost and Efficiency Analysis

The Data Below Makes the Following Assumptions

- Customers: 100,000
- Number of Service Calls Monthly: 2,083
- Annualized Service Call Rate: 25.00%
- Cost Per Truck Roll: $87.50*
- Expense of Truck Rolls Monthly: $182,262
- Number of Calls Per Day Per Technician: 10
- Work Days Per Month Per Technician: 22

* CED magazine places this number between $65 - $150 depending on MSO reported.

Cost and Efficiency Analysis Example - Reduced Truck Roll

- Reduced Truck Rolls

Month-1(25%)	2083
Month-2	2000
Month-3	1833
Month-4	1666
Month-5	1500
Month-6(20%)	1333


Reduced Truck Rolls
Number Of Truck Rolls
2500
2000
1500
1000
500
0
Month-1
Month-2
Month-3
Month-4
Month-5
Month-6
Month

Cost and Efficiency Analysis Example - Service Call Expense Savings

Service Call Expense Savings

Month-1	$ -
Month-2	$ 7,291.67
Month-3	$ 21,875.00
Month-4	$ 36,458.33
Month-5	$ 51,041.67
Month-6	$ 65,625.00


Service Call Expense Savings
$80,000
$60,000
$40,000
$20,000
$0
Dollars Saved
Month-1
Month-2
Month-3
Month-4
Month-5
Month-6
Month

Opportunities – Outside Plant

- Client Requirements: **Through 2004 we will continue to see strong rebuild activity from Charter, Adelphia, AT&T as well as second tier cable systems.**
- Capital / Expense Shift: **During this time our business unit will slowly transition our technical expertise over to the expense side of the clients budget, using our plant conditioning / PM program. When we met last year our Capex / Opex ratio was 95/5. It is now up to 65/35 and we hope to achieve a 50/50 mix by FYE.**
- Continued controlled growth in the CLEC area with companies such as XO, ICG, ABS, American Fiber, etc.

Outsourced Operational Services Skill Sets

- *Residential/Commercial Installation*
  - *(Analog / Digital / Telephony / Security)*
- *Audit*
- *Drop Swap*
- *Full System Outsourcing*

Opportunities - OOS

- Client Requirements: There exists today approximately 10,000 cable systems with 65 million customers. Factoring in churn, reconnects, new connects, box deployments, audits, disconnects there are approximately 50 million touches on an annual basis. BNS operates at a higher technical level than our competitors and we believe that this differentiating factor will allow us to continually grow this business.
- Incremental Revenue: In each location we strive to add incremental services for the clients, such as security wiring, maintenance & plant extensions, sales and third party networking services. This strategy allows us to grow our project sites from the traditional 20% gross margin to something exceeding 30% GM.
- Grow 50% per annum and continue to drive gross margins to the +30% range.
- Add two/three organically driven sites per year.
- Continue to add incremental revenue / services at existing locations.

Outsourcing

- Comprehensive national presence.
- Eclectic / flexible skill sets under one roof. (NASA, 8th Army, Nordstrom's, MSO's, CLEC's, RBOC's, RLEC's, Municipal, Public Transport networks, Wireless, Utility,
- Broad telecommunications focus.
- Continued margin pressure on network operators.
- Lead generation from BCP, BMS, VAR's.
- A network is a network!

Key BNS Customers

Adelphia
TIME WARNER TELECOM
AT&T
AOL Time Warner
INSIGHT COMMUNICATIONS
Level(3) COMMUNICATIONS
Qwest
MWR ARMYMWR•COM
IBM
XO
CABLEVISION
Midcontinent MEDIA
Charter COMMUNICATIONS
Grande INTERNET PHONE CABLE For you, the world.
Sorrento NETWORKS
NORTEL NETWORKS
Mediacom
COX COMMUNICATIONS
CORNING Discovering Beyond Imagination
ICG Communications
CISCO SYSTEMS EMPOWERING THE INTERNET GENERATION
BLUE RIDGE COMMUNICATIONS
8th US Army
RCN
COMCAST CORPORATION
American FIBER SYSTEMS
USA USA MEDIA
Cable Zocalo

Broadband Management Solutions

Broadband Management Solutions

- Our offering to the broadband service provider marketplace:
  - One stop shopping for next generation operations support systems (OSS)
    - **Proactive** services management capability
    - Build, buy, partner for best-of-class solution suite
  - Software-based systems fully integrated with our customers complex networks, BSS and other enterprise applications

Simplified View into a Complex Multi-Service Network


COR-Convergence
ALARM DETECTED

Broadband Management Solutions

- Our value proposition to the broadband service provider marketplace:
  - Improved operating results
    - Reduced operating expenses
      - Headcount & service infrastructure
      - Service calls & truck rolls
    - Improved customer experience
      - Reduced customer churn
    - Improved service performance
      - Reduced revenue loss
        - » Fewer and shorter service impacting events

Positioned to capture the next wave of spending

- BSP's are shifting their investments from "build" to "operate"
- The right solutions, delivering results NOW
  - Compelling ROI results
- Focused exclusively on the BSP market
  - Leverage C-COR.net's deep knowledge of HFC networks and market position

The BMS Opportunity

- Significant market opportunity
  - 280 domestic targets
    - Broadband cable systems with >50,000 subs
- Substantial BMS sales pipeline
- We are first mover in the space

ISM Integrated Services Management



Operations management solutions for automating and proactively managing network integrity and service delivery processes

ISM Integrated Services Management

- Suite of modular, integrated operations management products
  - Network Service Manager
  - Network Configuration Manager
  - Mobile Workforce Manager

ISM Network Service Manager

– Network Service Manager
  - Provides **proactive** monitoring of entire HFC network (headend to customer premise)
  - Detects, correlates and predicts service impacting events
  - Increases service availability to customers
  - Reduces customer service calls
  - Reduces truck rolls

ISM Network Configuration Manager

– Network Configuration Manager
  - Creates a central repository for all HFC asset and connectivity information
    – Inside plant, outside plant and customer premise
  - Allows for logical representation of physical plant data relationships
    – Utilized by NSM to perform root cause analysis
  - Provides tools to manage changes to the physical network

ISM Mobile Workforce Manager

– Mobile Workforce Manager
  - Provides global management for all customer and infrastructure related work order events
  - Empowers the mobile workforce with real-time information and a paperless environment
  - Allows real-time adjustment to customer priorities and impact scenarios
  - Tightly integrated with enterprise systems

BMS Customers

TIME WARNER CABLE

INSIGHT COMMUNICATIONS

Charter COMMUNICATIONS

Midcontinent COMMUNICATIONS

COGECO COMMUNITY TELEVISION

What our customers are saying

"We are very pleased with how C-COR has supported us before, during and after the implementation. The Mobile Workforce Manager system has exceeded our expectations, and we see significant possibilities for continued cost savings and improved operational efficiencies."

"I would recommend C-COR and the MWM product to anyone considering a work force management tool."

Mr. Woody Hutton
VP & General Manager
Insight Communications

What our customers are saying

"We are currently rolling out C-COR's Mobile Workforce Manager solution, and are on track for the scheduled 60 day deployment. We are very impressed by the implementation team's professionalism and knowledge of our business."

"C-COR.net won our business largely because of their understanding of the broadband industry, the architecture and functionality of their product, and the depth of their ICOMS interface."

Mr. Larry Parsons
Director of Application Services
Midcontinent Communications

What our customers are saying

"Last year we successfully completed our implementation of the Mobile Workforce Manager system, enterprise wide.

I would recommend C-COR.net's MWM automation solution for broadband operators looking to streamline field operations."

Ms. Louise St. Pierre
Vice President & Chief Information Officer
Cogeco Cable

What our customers are saying

"We have been using Mobile Workforce Manager for more than two years, and I have been very impressed by the ongoing support and responsiveness of the C-COR organization. The mobile units have been deployed to all of our Installers, Repair Technicians, and Advanced Service Technicians, which have been well received."

Mr. Frank Maldonado
Group Director of Operations
Charter Communications

What our customers are saying

"The entire process of working with C-COR.net to develop the ISM platform has truly helped me to not only re-evaluate my customer's needs, the state of my broadband network, and my technical operations, but it has been beneficial to my goal of better customer service at a reduced cost"

Mr. Gene White

Time-Warner Cable

Advance Newhouse Tampa Bay Division

BMS Business Model

- Flexible Customer Offering
  - Enterprise owned & operated (one time licensing)
  - Application Service Provider (ASP)
- Product delivery & integration revenues
- Recurring revenues
  - ASP
  - Maintenance & support
  - New product releases
  - Integration & professional services

Why BMS will capture the market

- Integrated solution suite vs. point products
- Business model flexibility
- Enterprise integration strategy & capability
- Organization
  - Experience
- Market presence
  - First mover with satisfied customers

Broadband Communications Products

November 8, 2002

John Caezza

Safe Harbor Statement

Some of the information presented in this announcement constitutes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent the Company's judgment regarding future events, and are based on currently available information. Although the Company believes it has a reasonable basis for these forward-looking statements, the Company cannot guarantee their accuracy and actual results may differ materially from those the Company anticipated due to a number of uncertainties, many of which the Company is not aware. Factors which could cause actual results to differ from expectations include, among others, capital spending patterns of the communications industry, changes in regard to a significant customer, the demand for network integrity, the trend toward more fiber in the network, the Company's ability to develop new and enhanced products, the Company's ability to provide complete network solutions, continued industry consolidation, the development of competing technology, the global demand for the Company's products and services, and the Company's ability to integrate acquisitions and achieve its strategic objectives. For additional information concerning these and other important factors that may cause the Company's actual results to differ materially from expectations and underlying assumptions, please refer to the reports filed by the Company with the Securities and Exchange Commission.

Agenda

- BCP Division History and Overview
  - The "New" Global BCP Organization
  - Global Footprint
  - Our Business Today
- A Look Back
  - Track Record of Execution
  - FY2002 and FY2003 Revenue Mix
  - Product Availability
- A Look Forward
  - Market Potential
  - Capitalizing on "The Tumultuous Market"
- Strategic Direction
- Take Aways

Broadband Communications Products

Leading provider of high-quality metro-core and metro-access products used to enable video, high speed data, and voice applications over advanced broadband networks.

Agenda

- BCP Division History and Overview
  - The "New" Global BCP Organization
  - Global Footprint
  - Our Business Today
- A Look Back
  - Track Record of Execution
  - FY2002 and FY2003 Revenue Mix
  - Product Availability
- A Look Forward
  - Market Potential
  - Capitalizing on "The Tumultuous Market"
- Strategic Direction
- Take Aways

History and Overview

- Proven Industry Leadership: 50 years of stability and growth
  - Established 1953
  - ADC's Broadband Communications Division (Aug 2001)
  - Philips Broadband Networks Division (Sept 2002)
- Approximately 1,000 employees worldwide

NAVIGATING GLOBAL OPPORTUNITIES


C-COR.net
C-COR Europe (Full-service Operation) The Netherlands
C-COR Iberica (Full-service Operation) Spain
C-COR Asia (Full-service Operation) Manlius, NY
C-COR Australia (Full-service Operation) Australia
UK Branch (Sales Office)
France Branch (Sales Office)
Germany Branch (Sales Office)
Russia (Sales Coverage)
Portugal Branch (Sales Office)
C-COR Singapore (Sales Office)
C-COR China (Sales Office)
Hong Kong Branch (Sales Office)
Korea (Sales Coverage)
New Zealand (Sales Coverage)
COMMERCIAL ORGANIZATIONS
C-COR State College, PA United States
C-COR Meriden, CT United States
C-COR Manlius, NY United States
Full-service Operation Development Center Mfg
Full-service Operation Development Center Mfg
Full-service Operation Development Center Mfg
COMMERCIAL, DEVELOPMENT AND MANUFACTURING ORGANIZATIONS
C-COR Austria
C-COR France
C-COR Mexico
Development Center Mfg
Development Center
Mfg
DEVELOPMENT AND MANUFACTURING ORGANIZATIONS
Commericial Organizations - Full-service Back-Office Operation (e.g. order entry, customer service, RMA processing).
Commericial Organization (Either Branch or Entity) - Sales Office
Sales Coverage (Either Directly or Through Another Commercial Organization
Commercial, Development Center and Manufacturing Organizations
Development Center and/or Manufacturing Organizations
LEGEND

Global Footprint



Canada
Manlius, NY
Eltepe, Sweden
State College, PA
(Corporate HQ)
US
Meriden, CT
(BCP HQ)
Almere,
The Netherlands
Budapest, Hungary
London,
UK
Denver, CO
(BNS HQ)
Moscow, Russia
Madrid,
Spain
Nuremberg,
Germany
Tokyo, Japan
Pleasanton, CA
(BMS HQ)
Lisbon,
Portugal
Klagenfurt,
Austria
Tijuana, Mexico
Miami, FL
Paris & Louviers,
France
Hong Kong
Singapore
India
Shanghai & Beijing,
China
São Paulo,
Brazil
Latin
America
Melbourne, Australia
& New Zealand
Rosário,
Argentina

Our Business - Today

- Management team with 155+ years of combined industry experience and a vision of where we need to go
- Full line metro-core and metro-access network solutions for domestic and international markets
  - Metro-access HFC solutions for leading MSOs (e.g. Cablevision, AOL Time Warner, Cox, Comcast, NTL, UPC, etc)
  - Metro-core digital transport systems (i.e. TV1) for MSOs, Commercial Broadcasters (e.g. CBS, CNN, etc) and Telcos

Agenda

- BCP Division History and Overview
  - The "New" Global BCP Organization
  - Global Footprint
  - Our Business Today
- A Look Back
  - Track Record of Execution
  - FY2002 and FY2003 Revenue Mix
  - Product Availability
- A Look Forward
  - Market Potential
  - Capitalizing on "The Tumultuous Market"
- Strategic Direction
- Take Aways

"Track Record of Execution"


35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Q1
Q2
Q3
Q4
Fiscal 2002
Contribution Margin %
Total Operating Expenses %
Gross Margin %

Fiscal 2002 Revenue Mix


3%
4%
5%
2%
86%
Domestic
Asia
Canada
Europe
Latin America

Product Availability
Keeping Our Promises

Product	Scheduled Availability	On Target?
• High Density Platform	Q1 2002	Yes
• Digital Summing Transceiver	Q1 2002	Yes
• Gigabit Ethernet Overlay	Q1 2002	Yes
• SONET/SDH Interface	Q4 2002	Q2 2003
• Fiber to the Business/Home	H2 2003	Yes
• **Next-Gen Metro-Core	H1 2004	Yes

**Standards-based, packet friendly multi-service platform

Agenda

- BCP Division History and Overview
  - The "New" Global BCP Organization
  - Global Footprint
  - Our Business Today
- A Look Back
  - Track Record of Execution
  - FY2002 and FY2003 Revenue Mix
  - Product Availability
- A Look Forward
  - Market Potential
  - Capitalizing on "The Tumultuous Market"
- Strategic Direction
- Take Aways

"The Tumultuous Market"

- Extreme CapEx constraints and drive to free cash flow
- HFC networks are no longer solely broadcast networks for video entertainment (Cable TV)
  - High Speed Data (HSD), VOD and SVOD, Telephony
- The North American MSOs have shifted their priorities to roll-out of new, revenue generating services
  - HSD for residential and SME customers plus VOD services
- The international markets are starting to recover and accelerating their adoption of advanced broadband technologies

Domestic Addressable Market

(in $MM)	2001	2002E	2003E	2004E	2005E	2006E
HFC Rebuilds & Upgrades[1]	$7,673	$5,720	$3,665	$2,582	$2,505	$2,215
% of CapEx Related to Equipment[2]	20%	20%	25%	30%	35%	40%
Domestic – Addressable (HW & SW) Market	$1,534	$1,144	$916	$775	$877	$886

[1] = Source: Morgan Stanley Equity Research "Nuts! The Last One Standing Wins", Richard Bilotti, Benjamin Swinburne, Megan Lynch, and Scott Babka – July 10, 2002 – Page 80.

[2] = Source: Morgan Stanley Equity Research "Scientific Atlanta Inc", Michael Lynch, and Scott Coleman – June 14, 2002 – Page 9.

Int'l Addressable Market Europe, Asia & Latin America

(in $MM)	2001	2002E	2003E	2004E	2005E	2006E
Total System Related CapEx*	$12,475	$12,747	$13,262	$13,705	$15,527	$15,827
Europe – Addressable (HW & SW) Market	$1,563	$1,451	$1,440	$1,203	$1,204	$1,464
Asia – Addressable (HW & SW) Market	$2,852	$3,178	$3,406	$3,575	$3,546	$3,655
Lat Am – Addressable (HW & SW) Market	$781	$777	$825	$871	$739	$724
Int'l – Addressable (HW & SW) Market	$5,196	$5,406	$5,671	$5,649	$5,489	$5,843

*= Source: Morgan Stanley Equity Research "Scientific Atlanta Inc", Michael Lynch, and Scott Coleman – June 14, 2002 – Page 9. Total System Related CapEx = Maintenance and Extensions + Rebuilds and Upgrades.

Fiscal 2003
Targeted Revenue Mix


3%
20%
4%
13%
60%
Domestic
Asia
Canada
Europe
Latin America

Capitalizing on "The Tumultuous Market"

- Intense focus on customer applications and product deliverables
  - Establishment of applications and technology "Tiger Teams"
    - **Metro-Core Networks**: intercity transport and switching of video, data and voice services
    - **Residential Metro-Access Networks**: analog video and QAM infrastructure for end subscribers
    - **Business Data Metro-Access Networks**: reliable, standards-based solutions for SMEs
  - Investment in concurrent product development (CPD) process and tools
- Sustainable technology leadership
  - Architect HW and SW solutions that augment legacy HFC and video-centric digital transport portfolio with growing, data-oriented, packet-based solutions
    - Optimization with and reuse of existing HFC infrastructure to offer fastest time to profit for new revenue generating services
    - Systems that are *easy to install, maintain, operate, and integrate* into evolving architectures and operational systems

Agenda

- BCP Division History and Overview
  - The "New" Global BCP Organization
  - Global Footprint
  - Our Business Today
- A Look Back
  - Track Record of Execution
  - FY2002 and FY2003 Revenue Mix
  - Product Availability
- A Look Forward
  - Market Potential
  - Capitalizing on "The Tumultuous Market"
- Strategic Direction
- Take Aways

The Big Picture 2002-2005


= Present (augment market share)
= Potential new segment (selectively)
= Not a player in the next 2 – 3 years
Applications
Metro- Access
Metro-Core
Regional
Long Haul
PSTN/ISDN
Cable HFC
TV1
xDSL
PON
Ethernet
RF Wireless
Now: Non standards-base digital transp
Future: Standards-based, packet friendly multi-service platforms (e.g. RPR, NextGen SONET, DWDM and GMPLS)
POS
10s of Km
100s of Km
1000s of Km

BCP's Forward-Looking Applications Portfolio


SSP SAN
FC
Fibre Channel
Infiniband
Ethernet,
GigE/10GigE,
SONET/SDH
Corporate
Metro Core
Backbone
λ=OC-3/192
GigE/10GigE
Metro
Access
Internet
ISP POP
GigE/10GigE,
Packet over
SONET/SDH
Regional
Backbone
λ=OC-3/192
GigE/10GigE
IXC, Long
Haul
Digital Video, RPR,
Video over
SONET/SDH
Cable MSO
Cable HFC Access
ATM over
SONET/SDH
ASP Data
Center
CLEC, OLO,
ILEC and
Co-location
= Optical Transport
= ATM Switch
= Router
= ATM/FastGigEtherswitch
= LAN Switch

BCP Growth Drivers (Applications View)

- VoD
- HSD
  - 10/100BaseT, GigE, and 10GigE for retail, and corporate LAN extensions into MAN/WAN
  - 10GigE, OC-1/12 for head-end-to-head-end, head-end-to-hub, ISP POP, ASP Data Center and POP to POP interconnects
- SAN to SAN interconnect

New Growth Drivers: FY02 – FY05

- Video Entertainment
  - Broadcast/narrowcast video with HFC and RF amplifiers
- HE digital interconnect/consolidation
  - Digital video transport
- Contribution quality video, digital interconnect
  - TV1

Historical Growth Drivers: Existing Businesses

Agenda

- BCP Division History and Overview
  - The "New" Global BCP Organization
  - Global Footprint
  - Our Business Today
- A Look Back
  - Track Record of Execution
  - FY2002 and FY2003 Revenue Mix
  - Product Availability
- A Look Forward
  - Market Potential
  - Capitalizing on "The Tumultuous Market"
- Strategic Direction
- Take Aways

BCP Take Aways

- 50 years of proven quality, dedication to this industry, strong customer relationships, and uniquely comprehensive broadband solutions that address the entire network life cycle
- Established within the broadband sector as an integral, leading, growing and innovative metro-core and metro-access global player
- Distinctively strong market position to take advantage of the sector's inevitable international potential
- An experienced team with a track record of delivering on commitments

Metro-Access and Metro-Core Demo

Analyst Day

November 8, 2002

Horacio Facca

Agenda

- Metro-Core and Metro-Access
  - System and Applications Overview
- DV6000® Metro-Core Product Family
  - Overview and Demo
- CHP Max5000
  - Overview and Demo
- Metro-Core and Metro-Access Technology Trends

Metro-Access & Metro-Core Overview



Cable HFC Access
Digital Video
FR/ATM Access
xDSL Access
GigE
Analog/ ISDN Access
Access 20-50 km
Private Lines
POP
TDM Voice
Metro POP
METRO CORE
Metro Core (IOF/IEH) 150 km
METRO ACCESS
Regional POP
Regional 500 km
Backbone POP
Long Haul 5000 km

C-COR.net

Metro-Access & Metro-Core Definition

- Residential Metro-Access Networks:
  - Analog video and QAM infrastructure for end subscribers
- Business Data Metro-Access Networks:
  - Reliable, standards-based solutions for SMEs
- Metro-Core Networks:
  - Intercity transport and switching of video, data and voice services

Transport Networks Overview

Broadcast Video Distribution, Studio Quality Video Transport, VOD, SVOD, PVR, Voice, Data, etc.



Multi-Service Backbone Network
Master CATV Headend
Satellite Earth Station
Video File Server
Secondary HE
Metro-Access (HFC)
Broadcast Transmitter
Enterprise
Metro-Core
Post -Production Studio
Remote Fiber Access (GigE / EFM)
Remote News Collection
Broadcast Affiliate
Business Services

C-COR.net

DV6000® Transport System Overview

- Original and most widely installed member of DV product family
- Optically transmits/receives 2.38Gbps datastream
- Unidirectional
- Transports up to 16 channels per fiber on a single wavelength
- Individual channel add/pass/drop capability
- Most cost-effective in high-channel count applications (e.g. video backbones)



C-COR.net

DV6408 Tributary Access System Overview

- 7RU with 8 encoders/decoders slots
- Optical interfaces of 595Mbps provide transport of 4 channels per single fiber
- 2 optical Tx/Rx modules per shelf allows 8 channels to be interfaced simultaneously into and out of the shelf
- Supports bi-directional or uni-directional point-to-point, ring, or star architectures
- In-band support of low-speed data transport (T1 & RS-232) and network control



DV6444 Interface Gateway Overview

- Combined switch, gateway, and access system
- 52 x 52 channel switch
- 2 optical transport interfaces
  - 2.38Gbps (for DV6444, DV6000® or DVSAS)
  - 595Mbps for DV6408 connectivity
- Aggregates up to 4 DV6408 rings
- Enables very cost effective network designs
- 4 encoder/decoder slots
- In-band network control



CHP Max5000 Overview



Application

Analyst Day
November 8, 2002

C-COR.net

Metro-Access Technology Trends
Big Themes

- Deeper fiber penetration into the access network
- FTTX (e.g. FTTC, FTTH, FTTB, etc) over active or PON architectures
- Increased IP penetration throughout the network
  - IP to the hub, to the node, to the home
  - IP video and IP voice
- Analog to digital migration (forward and reverse)
- Price/performance optimization domestically and internationally
- HFC Evolution: optimized BW usage (increased node segmentation), network resiliency and quality of service

Residential Metro-Access Technology Trends

- Move towards digital interactive services
  - VOD, SVOD... NPVR, PVR drives the advancement of the forward path
  - Increased high-speed data services drives evolution of the reverse path
  - Node Segmentation (forward and reverse)
  - Broadcast analog shifts to QAM-based narrowcast
  - MPEG over IP fosters MPEG processing at the edge of the network
  - Bandwidth provisioning enables Unicast (i.e. Personal TV)
  - BW hungry applications such as HDTV drives video compression (e.g. MPEG 4)
  - Fast-growing HSD calls for distributed CMTS
  - Need to lower CapEx and OpEx (e.g. truck rolls) drives firmware-controlled devices

Business Data Metro-Access Technology Trends

- Architectures:
  - Fiber-based: Ethernet to the business, P2P or PON P2MP
  - HFC-based: IP vs. MPEG, optimized BW usage, built for digital age
- Standardized solutions:
  - FSAN (ITU G-983), EFM (IEEE 802.3ah)
  - DOCSIS 2.0, G.SHDSL
- Security (i.e. encryption) a big issue
- Application-specific requirements: localized VoD servers
  - Hospitals, Telemedicine and Hospitality
  - Distance learning, security and surveillance

Metro-Core Technology Trends


Now
Future
Non standards-based digital transport
2.5Gbps TDM
Standards-based, packet friendly and multi-service (i.e. video, data and voice)
10Gbps IP

Metro-Core Technology Trends

Seamless integration into existing and future transport infrastructures

Wide variety of video, voice, data services


Existing DV6000® Networks
SONET/SDH
RPR
10GigE
Video
Voice
QoS Aware Packet Switching Fabric
Data
IP/MPLS

Broadcast Video

Contribution Quality Video (i.e. TV1)

Video on Demand

Personal Video Recorder

Business Services

Residential Voice/Data Services

FTTX:

- Fiber to the Home
- Fiber to the Business

C-COR.net

BCP's Forward-Looking Applications Portfolio



SSP SAN
FC
Fibre Channel
Infiniband
Ethernet,
GigE/10GigE,
SONET/SDH
Corporate
Metro Core
Backbone
λ=OC-3/192
GigE/10GigE
Metro
Access
ISP POP
Internet
GigE/10GigE,
Packet over
SONET/SDH
Regional
Backbone
λ=OC-3/192
GigE/10GigE
IXC, Long
Haul
Digital Video, RPR,
Video over
SONET/SDH
Cable MSO
Cable HFC Access
ATM over
SONET/SDH
CLEC, OLO,
ILEC and
Co-location
ASP Data
Center
= Optical Transport
= ATM Switch
= Router
= ATM/FastGigEtherswitch
= LAN Switch

Analyst Day
November 8, 2002

C-COR.net

Thank You!

Analyst Day

November 8, 2002

Horacio Facca